April 29, 2002


Board of Directors
The Prudential Insurance Company Of America
231 Washington Street
Newark, NJ 07102

Ladies and Gentlemen:



     We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 29 to the registration statement on Form N-4 for The Prudential Qualified Individual Variable Contract Account (File No. 2-81318). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.



                                             Very truly yours,

                                             SHEA & GARDNER



                                             By: /s/ CHRISTOPHER E. PALMER
                                                     ---------------------
                                                     Christopher E. Palmer